                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



    The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 96-9 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

    1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

    2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

    IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                                      GREEN TREE FINANCIAL CORP.



                                                      BY: /s/Phyllis A. Knight
                                                          ----------------------
                                                          Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                November, 1996

                             CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                             TRUST ACCOUNT #80-4149300
                             REMITTANCE DATE: 12/16/96

                                             Total $                Per $1,000
                                              Amount                  Original
                                             -------                ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $8,754,660.23

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      8,754,660.23

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.96%)          5.96%
          b. Class A-1 Interest                  346,011.11        6.29111109
          c. Class A-2 Remittance Rate(6.25%)          6.25%
          d. Class A-2 Interest                  197,916.67        6.59722233
          e. Class A-3 Remittance Rate(6.41%)          6.41%
          f. Class A-3 Interest                  277,410.56        6.76611122
          g. Class A-4 Remittance Rate(6.76%)          6.76%
          h. Class A-4 Interest                  592,251.11        7.13555554
          i. Class A-5 Remittance Rate(7.20%)          7.20%
          j. Class A-5 Interest                  368,600.00        7.60000000
          k. Class A-6 Remittance Rate(7.69%)          7.69%
          l. Class A-6 Interest                  996,389.03        8.11722224

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00               .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 2

                             CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                             TRUST ACCOUNT #80-4149300
                             REMITTANCE DATE: 12/16/96


                                             Total $                Per $1,000
                                              Amount                  Original
                                             --------               -----------
(4)Remaining:
   a. Unpaid Class A Interest
        Shortfall                                   .00                    .00

B. Principal
(5)  Formula Principal Distribution
      Amount                               5,405,963.00                    N/A
     a. Scheduled Principal                  645,762.91                    N/A
     b. Principal Prepayments              3,810,141.67                    N/A
     c. Liquidated Contracts                        .00                    N/A
     d. Repurchases                                 .00                    N/A
     e. Current Month Advanced Principal     950,058.42                    N/A
     f. Prior Month Advanced Principal              .00                    N/A

(6)  Pool Scheduled Principal Balance    445,544,095.42

(6b) Adjusted Pool Principal Balance     444,594,037.00           987.98674889
(6c) Pool Factor                             0.98798675

(7)  Unpaid Class A Principal Shortfall
     (if any)following prior Remittance Date        .00

(8)  Class A Percentage for such Remittance
     Date                                         92.50%

(9)  Class A Percentage for the following
     Remittance Date                              92.41%

(10) Class A Principal Distribution:
     a. Class A-1                          5,405,963.00            98.29023636
     b. Class A-2                                   .00                    .00
     c. Class A-3                                   .00                    .00
     d. Class A-4                                   .00                    .00
     e. Class A-5                                   .00                    .00
     f. Class A-6                                   .00                    .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 3

                             CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                             TRUST ACCOUNT #80-4149300
                             REMITTANCE DATE: 12/16/96


                                             Total $              Per $1,000
                                              Amount                Original
                                             --------             -----------
(11)  Class A-1 Principal Balance            49,594,037.00        901.70976364
(11a) Class A-1 Pool Factor                     .090170976

(12)  Class A-2 Principal Balance            30,000,000.00        1000.0000000
(12a) Class A-2 Pool Factor                     1.00000000

(13)  Class A-3 Principal Balance            41,000,000.00        1000.0000000
(13a) Class A-3 Pool Factor                     1.00000000

(14)  Class A-4 Principal Balance            83,000,000.00        1000.0000000
(14a) Class A-4 Pool Factor                     1.00000000

(15)  Class A-5 Principal Balance            48,500,000.00        1000.0000000
(15a) Class A-5 Pool Factor                     1.00000000

(16)  Class A-6 Principal Balance           122,750,000.00        1000.0000000
(16a) Class A-6 Pool Factor                     1.00000000

(17)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 4

                           CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)            31-59 days                     405,840.83             11

    (19)            60 days or more                       .00              0

    (20)            Current Month Repossessions           .00              0

    (21)            Repossession Inventory                .00              0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (22) Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .00%

         (b)  Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                               n/a%

    (23) Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .09%

         (b)  Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                               n/a%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 5

                           CUSIP#'S 393505-QT2,QU9,QV7,QW5,QX3,QY1
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003
          and 9.5% thereafter)                                        0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date       .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                       0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                        15.50%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                          7.50%

                       GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 6

                           CUSIP#'S  393505-QZ8
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96

                                                      Total $       Per $1,000
                                                       Amount         Original
                                                   -------------    -----------
CLASS M1 CERTIFICATES
---------------------
     (28)  Amount available (including Monthly
           Servicing Fee)                             570,118.75

     A.    Interest
     (29)  Aggregate interest
           a.  Class M-1 Remittance Rate (7.63%,
               unless Weighted Average Contract
               Rate is below 7.63%)                         7.63%
           b.  Class M-1 Interest                     289,940.00     8.05388889

     (30)  Amount applied to Class M-1 Interest
           Deficiency Amount                                 .00              0

     (31)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                                 .00              0

     (32)  Amount Applied to:
           a.  Unpaid Class M-1 Interest Shortfall           .00              0

     (33)  Remaining:
           a.  Unpaid Class M-1 Interest Shortfall           .00              0

     B.    Principal
     (34)  Formula Principal Distribution Amount             .00            N/A
           a.  Scheduled Principal                           .00            N/A
           b.  Principal Prepayments                         .00            N/A
           c.  Liquidated Contracts                          .00            N/A
           d.  Repurchases                                   .00            N/A

     (35)  Class M-1 Principal Balance             36,000,000.00   1000.00000000
     (35a) Class M-1 Pool Factor                      1.00000000


                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 7

                           CUSIP#'S   393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96


(36) Class M-1 Percentage for such Remittance
     Date                                                 .00%

                                                   Total $        Per $1,000
                                                    Amount         Original
                                                  -----------    -----------
(37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                              .00     0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                             .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                 .00

(39) Class M-1 Percentage for the following
     Remittance Date                                      .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                280,178.75

(2) Class B-1 Remittance Rate (7.65% unless
    Weighted Average Contract Rate is below 7.65%)       7.65%

(3) Aggregate Class B1 Interest                    145,350.00     8.07500000

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                 .00            .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                    .00            .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 8

                           CUSIP#'S   393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                              .00

(7) Remaining Unpaid Class B-1 Interest
    Deficiency Amount                               .00

(8) Unpaid Class B1 Principal Shortfall
    (if any) following prior Remittance Date        .00

(8a)Class B Percentage for such Remittance Date     .00


                                                Total  $     Per $1,000
                                                Amount        Original
                                             --------------  ------------
(9) Current Principal (Class B Percentage of
    Formula Principal Distribution Amount)             .00

(10a)Class B1 Principal Shortfall                      .00

(10b)Unpaid Class B1 Principal Shortfall               .00

(11) Class B Principal Balance               33,750,000.00

(12) Class B1 Principal Balance              18,000,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                 134,828.75

(14) Class B-2 Remittance Rate (8.11%
     unless Weighted Average Contract
     Rate is less than 8.11%)                         8.11%

(15) Aggregate Class B2 Interest                134,828.75     8.56055556

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            November, 1996 - Page 9

                           CUSIP#'S   393505-RA2.RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96


(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                               .00            .00

(17)(Remaining Unpaid Class B2 Interest Shortfall        .00            .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date            .00

(19) Class B2 Principal Liquidation Loss Amount          .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                .00

(21) Guarantee Payment                                   .00

(22) Class B2 Principal Balance                15,750,000.00



                                                  Total $      Per $1,000
                                                   Amount       Original
                                               --------------  ------------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company or
     Green Tree Financial Corporation is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1
     Distribution Amount, Class B-1
     Distribution Amount and Class B-2
     Distribution Amount; if the Company or
     Green Tree Financial Corporation is the
     Servicer)                                           .00

(24) 3% Guarantee                                        .00

(25) Class C Residual Payment                            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                           November, 1996 - Page 10

                           CUSIP#'S   393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 12/16/96

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                               .00

(29) Repossessed Contracts Remaining
     in Inventory                                        .00

(30) Weighted Average Contract Rate                  9.58102
